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                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY

                                FOR THE TENDER OF
                          8 7/8% Senior Notes due 2013
                      (including those in book-entry form)

                                       OF

                                  WARNACO INC.

         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Warnaco Inc. (the "Company") made pursuant to the Prospectus, dated o (the "Prospectus"), if certificates for the outstanding
8 7/8% Senior Notes due 2013 of the Company (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach Wells Fargo Minnesota, National Association, as exchange agent (the "Exchange Agent") prior to o P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) must also be received by the Exchange Agent prior to o P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.


  Delivery To: WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, Exchange Agent

         Wells Fargo Corporate Trust                                 For Information Call:
c/o The Depository Trust and Clearing Company                            (800) 344-5128
            1st Floor - TADS Dept.
               55 Water Street                                     By Facsimile Transmission
              New York, NY 10041                               (for Eligible Institutions only):
       Attention: Warnaco Administrator                                  (612) 667-4927

                                                                      Confirm by Telephone
                                                                         (612) 667-9764


         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS INSTRUMENT IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN THE PROSPECTUS), SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.




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Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.


Principal Amount of Old Notes Tendered:*

         $
          -------------------------------

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

Certificate Nos. (if available)
                               -----------------

If Old Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number:

Account Number
               ---------------------------------

Total Principal Amount Represented by
Old Notes Certificate(s):

         $
          -------------------------------




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                                PLEASE SIGN HERE



------------------------------------------------        ------------------------

------------------------------------------------        ------------------------
            Signature(s) of Holder(s)                             Date
             or Authorized Signatory

Area Code and Telephone Number:
                               -------------------------------------------------

--------------------------------------------------------------------------------

Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Old Notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.


                      Please Print Name(s) and Address(es)

Name(s):
             -------------------------------------------------------------------

             -------------------------------------------------------------------

Capacity:
             -------------------------------------------------------------------

             -------------------------------------------------------------------

Address(es):
             -------------------------------------------------------------------

             -------------------------------------------------------------------

Account:
             -------------------------------------------------------------------


         ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.




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                                    GUARANTEE
                    (Not to be Used for Signature Guarantees)

         The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.



--------------------------------------    --------------------------------------
           Name of Firm                            Authorized Signature


--------------------------------------    --------------------------------------
              Address                                      Title


                                          Name:
--------------------------------------          --------------------------------
             Zip Code                               (Please Type or Print)

Area Code and Tel. No.                    Dated:
                      ----------------          --------------------------------


NOTE: DO NOT SEND THE OLD NOTES WITH THIS FORM. OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.